Pilgrim's Pride Corporation
Net Sales by Primary Market Line
for Quarters Ended:

The following table sets forth net sales attributable to each of our primary product lines and markets served with those products. We based the table on our internal sales reports and their classification of product types and customers. The information in these tables should be read in conjunction with the information in our SEC filings, including the discussion of our primary product lines and markets served with those products included in our most recent Annual Report on Form 10-K.

	June 28,	June 30,
	2008	2007
	(in thousands)	(in thousands)
Chicken Sales:
United States
Prepared Foods:
Foodservice	$504,210	$493,872
Retail	$142,554	$147,835
Total Prepared Foods	$646,764	$641,707

Fresh Chicken:
Foodservice	$653,572	$670,203
Retail	$276,352	$298,055
Total Fresh Chicken	$929,924	$968,258
Export and Other
Export:
Prepared Foods	$26,167	$24,358
Chicken	$221,379	$168,514
Total Export	$247,546	$192,872
Other Chicken By Products	$4,930	$6,481
Total Export and Other	$252,476	$199,353
Total U.S. Chicken	$1,829,163	$1,809,318

Mexico:	$154,166	$131,637
Total Chicken Sales	$1,983,328	$1,940,954

Total Prepared Foods	672,930	666,065

Sale of Other Products
U.S.	$214,134	$157,792
Mexico	$10,014	$5,753
Total Other Products	$224,148	$163,545
Total Net Sales	$2,207,476	$2,104,499

	June 28,	June 30,
	2008	2007

Chicken Sales:
U.S. Chicken Sales:
Prepared Foods:
Foodservice	27.6%	27.3%
Retail	7.8%	8.2%
Total Prepared Foods	35.4%	35.5%

Fresh Chicken:
Foodservice	35.7%	37.0%
Retail	15.1%	16.5%
Total Fresh Chicken	50.8%	53.5%
Export and Other
Export:
Prepared Foods	1.4%	1.3%
Chicken	12.1%	9.3%
Total Export	13.5%	10.7%
Other Chicken By Products	0.3%	0.4%
Export and Other	13.8%	11.0%
Total U.S. Chicken	100.0%	100.0%

Pilgrim's Pride Corporation
Selected Financial Data
for third quarters ended:

Our selected financial data is derived from our financial statements. Historical results should not be taken as necessarily indicative of the results that may be expected for any future period. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and "Management's Discussion and Analysis of Results of Operations and Financial Condition" included in our SEC filings.

	06/28/08	06/30/07

Income Statement Data:
Net sales	$2,207,476	$2,104,499
Non-recurring recoveries	-	-
Asset impairment	-
Restructuring and related charges	3,451	-
Gross margin	53,211	234,825
Selling, general and administrative expenses	92,291	97,929
Operating income (loss)	(42,531)	136,896
Interest expense, net	34,854	39,820
Loss om early extinguishment of debt	-	-
Miscellaneous, net	(590)	(2,869)
Income (loss) before income taxes from continuing operations	(76,795)	99,945
Income tax expense (benefit)	(28,451)	36,668
Income (loss) from continuing operations	(48,344)	63,277
Extraordinary charge - net of tax	-	-
Income(loss) from operation of discontinued business, net of tax	(4,437)	(636)
Gain on sale of discontinued business, net of tax	-
Net income (loss)	$(52,781)	$62,641

Per Common Share Data:
Income (loss) from continuing operations	$(0.69)	$0.95
Extraordinary charge - early repayment of debt	-	-
Income(loss) from operation of discontinued business, net of tax	(0.06)	(0.01)
Gain on sale of discontinued business, net of tax	-	-
Net Income (loss)	$(0.75)	$0.94
Cash dividends	$0.023	$0.023
Book value	$15.49	$16.98

Balance Sheet Summary:
Working capital	$535,667	$717,528
Total assets	$3,847,185	$4,187,550
Notes payable and current maturities of long-term debt	$2,295	$3,134
Long-term debt, less current maturities	$1,518,979	$1,718,774
Total debt	$1,521,274	$1,721,908
Senior secured debt (included in Total Debt)	$-	$-
Total stockholders' equity	$1,147,046	$1,130,034

Cash Flow Summary:
Operating cash flow	$12,393	$108,638
Depreciation & amortization (a)	$60,506	$57,601
Capital expenditures	$28,407	$41,711
Business acquisitions	$-	$-
Financing activities, net	$(24,716)	$(77,548)

Cashflow Ratios:
EBITDA (b)	$16,869	$196,248
EBITDA (last four qtrs.)	$147,864	$313,043

Key Indicators (as a percentage of net sales):
Gross margin	2.4%	11.2%
Selling, general and adminsitrative expenses	4.2%	4.7%
Opertaing income (loss)	-1.9%	6.5%
Interest expense, net	1.6%	1.9%
Net income (loss)	-2.4%	3.0%

(a) Includes amortization of capitalized financing costs of approximately	1,696	1,118

(b) “EBITDA” is defined as the sum of net income (loss) from contntinuing operations before extraordinary charges, interest, taxes, depreciation and amortization. EBITDA is presented because it is used by us, and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of GAAP results, to compare the performance of companies. EBITDA is not a measurement of financial performance under generally accepted accounting principles and should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with generally accepted accounting principles. EBITDA is calculated as follows:

Net Income from continuing operations	$(48,344)	$63,277
Add:
Extraordinary charge-net of tax	-	-
Income Tax Expense (benefit)	(28,451)	36,668
Interest expense, net	34,854	39,820
Depreciation and amortization	60,506	57,601
Minus:
Amortization of capitalized financing costs	1,696	1,118
EBITDA	$16,869	$196,248

Pilgrim's Pride Corporation
Sales Segments
for Quarters Ended:

Our chicken segment and our sales of other product segment include sales of products that we produce and purchase for resale in the United States and Mexico. Both of these segments conduct separate operations in the United States and Mexico and are reported as two seprarate geographical areas. Our turkey segment includes sales of turkey products produced and purchased for resale. Our turkey operations are exclusively in the United States.

Inter-area sales and inter-segment sales, which are not material, are accounted for at prices comparable to normal trade customer sales. Fixed assets by segment and geographic area are those assets which are used in our operations in each segment or area. Corporate assets are included with chicken and other products. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and "Management's Discussion and Analysis of Results of Operations and Financial Condition" included in our SEC filings.

	6/28/2008	6/30/2007
Net Sales to Customers:
Chicken:
United States	$1,829,163	$1,809,318
Mexico	154,165	131,636
Sub-total	1,983,328	1,940,954
Turkey
Other Products:
United States	214,135	157,793
Mexico	10,013	5,752
Sub-total	224,148	163,545
Total (b)	$2,207,476	$2,104,499

Operating Income:
Chicken:
United States	$(65,425)	$116,748
Mexico	6,964	14,427
Sub-total	(58,461)	131,175
Turkey
Other Products:
United States	18,366	4,873
Mexico	1,015	848
Sub-total	19,381	5,721
Restructuring Charges	(3,451)	-
Total (b)	$(42,531)	$136,896

Depreciation and Amortization: (a)
Chicken:
United States	$54,292	$53,629
Mexico	2,587	2,754
Sub-total	56,879	56,383
Other Products:
United States
Mexico	3,565	1,160
Sub-total	62	58
Turkey	3,627	1,218
Total (b)	$60,506	$57,601

Total Assets:
Chicken:
United States	$3,325,352	$3,619,620
Mexico	386,175	381,982
Sub-total	3,711,527	4,001,602
Turkey
Other Products:
United States	130,359	114,194
Mexico	5,299	3,700
Sub-total	135,658	117,894
Total (b)	$3,847,185	$4,119,496

Capital Expenditures:
Chicken:
United States	$27,963	$40,677
Mexico	$316	$262
Sub-total	28,279	40,939
Turkey	$-
Other Products:
United States	83	856
Mexico	45	-
Sub-total	128	856
Total (b)	$28,407	$41,795

(a) Includes amortization of capitalized financing costs of approximately	$ 1,696	$ 1,118

(b) Excludes amounts for discontinued business for the following items:
Sales	$14,779	$13,887
Operating Income	(6,663)	(119)
Depreciation	-	404
Total Assets	-	68,054
Capital Expenditures	-	98

Pilgrim's Pride Corporation
Statistical Management Discussion and Analysis
for quarters ended:

Our Statistical Management Discussion and Analysis data is derived from our financial statements and internal reports. Historical results should not be taken as necessarily indicative of the results that may be expected for any future period. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and "Management's Discussion and Analysis of Results of Operations and Financial Condition" included in our SEC filings.

($ in thousands )
	06/29/08	6/30/07
U.S. Chicken

U.S. Chicken Sales (000's)	$1,829,163	$1,809,318
U.S. Chicken Sales divided by U.S.Chicken Net Pounds Produced	$0.8627	$0.8420
U.S. Chicken Sales divided by U.S.Chicken Pounds Sold	$0.9406	$0.9325

U.S. Chicken Net Pounds Produced (000's)	2,120,304	2,148,848
U.S. Chicken Pounds Sold (000's)	1,944,591	1,940,206

U.S. Chicken Operating Income (000's) (e)	(68,876)	116,748
U.S. Chicken Operating Income as a percent of U.S. Chicken Sales	-3.77%	6.45%

U.S. Other

U.S. Other Sales	214,135	157,793

U.S. Other Operating Income (e)	18,366	4,874
U.S. Distribution and Other Operating Income as a percent of U.S. Distribution Sales	8.58%	3.09%

U.S. Summary

U.S. Sales (000's)	2,043,298	1,967,111
U.S. Cost of Sales (000's)	2,004,863	1,754,584
U.S. Gross Margin (000's)	38,435	212,527
U.S. Gross Margin as a percent of U.S. Sales	1.88%	10.80%

U.S. Selling, General and Administrative Expenses (000's)	85,494	90,905
U.S. Selling, General and Administrative Expenses as a percent of U.S Sales	4.18%	4.62%

Restructuring Charges	3,451	-
Insurance Proceeds - Turkey	-	-
Vitamin Settlements (000's)	-	-

U.S. Operating Income (000's)	(50,510)	121,622
U.S. Operating Income as a percent of U.S. Sales	-2.47%	6.18%

Mexico Chicken

Mexico Chicken Sales (000's)	154,165	131,636
Mexico Chicken Sales divided by Mexico Chicken Net Pounds Produced	$0.8381	$0.7749
Mexico Chicken Sales divided by Mexico Chicken Pounds Sold	$0.8381	$0.7749

Mexico Net Pounds Produced (000's)	183,946	169,868
Mexico Net Pounds Sold (000's)	183,946	169,867

Mexico Other

Mexico Other Sales (000's)	10,013	5,752

Mexico Summary

Mexico Sales (000's)	164,178	137,388
Mexico Cost of Sales (000's)	149,402	115,089
Mexico Gross Margin (000's)	14,776	22,299
Mexico Gross Margin as a percent of Mexico Sales	9.0%	16.2%

Mexico Selling, General and Administrative Expenses (000's)	6,797	7,024
Mexico Selling, General and Administrative Expenses as a percent of Mexico Sales	4.1%	5.1%

Mexico Operating Income (000's)	7,979	15,275
Mexico Operating Income as a percent of Mexico Sales	4.9%	11.1%

Consolidated Operations
Chicken Operations:
Chicken Sales from all Divisions (000's)	1,983,328	1,940,954
Chicken Sales from all divisions divided by Chicken Net Pounds Produced from all Divisions	$0.8607	$0.8371
Chicken Sales from all divisions divided by Chicken Pounds Sold from all Divisions	$0.9318	$0.9199

Chicken Net Pounds Produced from all Divisions (000's)	2,304,250	2,318,716
Chicken Pounds Sold from all Divisions (000's)	2,128,537	2,110,073

Other Operations:
Other Sales (000's)	224,148	163,545

Totals All Operations:
Total Net Sales (000's)	2,207,476	2,104,499
Total Cost of Sales (000's)	2,154,265	1,869,673
Gross Margin from all operations (000's)	53,211	234,826
Gross Margin from all operations as a percent of Total Net Sales	2.41%	11.16%

Total Selling, General and Administrative Expenses (000's)	92,291	97,929
Total Selling, General and Administrative Expenses as a percent of Total Net Sales	4.18%	4.65%

Restructuring Charges	3,451	-

Operating Income from all operations (000's)	(42,531)	136,897
Operating Income from all operations as a percent of Total Net Sales	-1.93%	6.50%

Avian Influenza Reimbursement (000's)	-	-
Vitamin Settlements (000's)	-	-
Total Adjustments (000'S)	-	-

Consolidated Adjusted Operating Income (000's)	(42,531)	136,897
Consolidated Adjusted Operating Income as a percent of Total Net Sales	-1.93%	6.50%